UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   November 1, 2004


                           FIRST HEALTH GROUP CORP.
            (Exact name of registrant as specified in its charter)


         Delaware                 0-15846                 36-3307583
 (State of Incorporation)       (Commission              (IRS Employer
                                File Number)          Identification No.)


                3200 Highland Avenue, Downers Grove, IL  60515
         (Address of principal executive offices, including zip code)


                               (630) 737-7900
             (Registrant's telephone number including area code)


 Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant toRule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.   Results of Operations and Financial Condition


 The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

 On November 1, 2004, First Health Group Corp. issued a press release announcing financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


 Item 9.01.   Financial Statements and Exhibits

 (c) Exhibits

      99.1  First Health press release issued November 1, 2004.



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               First Health Group Corp.



 November 1, 2004              /s/ Edward L. Wristen
                               ---------------------
                               Edward L. Wristen
                               President and Chief Executive Officer


                               /s/ William R. McManaman
                               ------------------------
                               William R. McManaman
                               Senior Vice President and
                               Chief Financial Officer